                               POWER OF ATTORNEY

The undersigned Trustee of The Select Sector SPDR(R) Trust (the "Trust") hereby constitutes and appoints Scott M. Zoltowski, Ryan M. Louvar, Mark E. Tuttle and Scott E. Habeeb, each of them with full powers of substitution, as her true and lawful attorney-in-fact and agent to execute in his name and on her behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, and all other documents, filed by the Trust with the Securities and Exchange Commission (the "SEC"') under the Investment Company Act of 1940, as amended, and (as applicable) the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the SEC, the securities, corporate/trust or Blue Sky laws of any state or other jurisdiction, any securities exchange, the CFTC, and the regulatory authorities of any foreign jurisdiction, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and the undersigned hereby ratifies and confirms as her own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred. The undersigned hereby revokes any Powers of Attorney previously granted with respect to the Trust concerning the filings and actions described herein.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 19th day of May, 2008.

                                             /s/ Cheryl Burgermeister
                                             -------------------------------
                                             Cheryl Burgermeister

                               POWER OF ATTORNEY

The undersigned Officer of The Select Sector SPDR(R) Trust (the "Trust") hereby constitutes and appoints Scott M. Zoltowski, Ryan M. Louvar, Mark E. Tuttle and Scott E. Habeeb, each of them with full powers of substitution, as his true and lawful attorney-in-fact and agent to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, and all other documents, filed by the Trust with the Securities and Exchange Commission (the "SEC"') under the Investment Company Act of 1940, as amended, and (as applicable) the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the SEC, the securities, corporate/trust or Blue Sky laws of any state or other jurisdiction, any securities exchange, the CFTC, and the regulatory authorities of any foreign jurisdiction, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred. The undersigned hereby revokes any Powers of Attorney previously granted with respect to the Trust concerning the filings and actions described herein.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 19th day of May, 2008.

                                             /s/ Gary L. French
                                             -------------------------------
                                             Gary L. French

                                POWER OF ATTORNEY

The undersigned Trustee of The Select Sector SPDR(R) Trust (the "Trust") hereby constitutes and appoints Scott M. Zoltowski, Ryan M. Louvar, Mark E. Tuttle and Scott E. Habeeb, each of them with full powers of substitution, as his true and lawful attorney-in-fact and agent to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, and all other documents, filed by the Trust with the Securities and Exchange Commission (the "SEC"') under the Investment Company Act of 1940, as amended, and (as applicable) the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the SEC, the securities, corporate/trust or Blue Sky laws of any state or other jurisdiction, any securities exchange, the CFTC, and the regulatory authorities of any foreign jurisdiction, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred. The undersigned hereby revokes any Powers of Attorney previously granted with respect to the Trust concerning the filings and actions described herein.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 19th day of May, 2008.

                                             /s/ George R. Gaspari
                                             -------------------------------
                                             George R. Gaspari

                                POWER OF ATTORNEY

The undersigned Officer of The Select Sector SPDR(R) Trust (the "Trust") hereby constitutes and appoints Scott M. Zoltowski, Ryan M. Louvar, Mark E. Tuttle and Scott E. Habeeb, each of them with full powers of substitution, as his true and lawful attorney-in-fact and agent to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, and all other documents, filed by the Trust with the Securities and Exchange Commission (the "SEC"') under the Investment Company Act of 1940, as amended, and (as applicable) the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the SEC, the securities, corporate/trust or Blue Sky laws of any state or other jurisdiction, any securities exchange, the CFTC, and the regulatory authorities of any foreign jurisdiction, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred. The undersigned hereby revokes any Powers of Attorney previously granted with respect to the Trust concerning the filings and actions described herein.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 19th day of May, 2008.

                                             /s/ Chad C. Hallett
                                             -------------------------------
                                             Chad C. Hallett

                                POWER OF ATTORNEY

The undersigned Trustee of The Select Sector SPDR(R) Trust (the "Trust") hereby constitutes and appoints Scott M. Zoltowski, Ryan M. Louvar, Mark E. Tuttle and Scott E. Habeeb, each of them with full powers of substitution, as his true and lawful attorney-in-fact and agent to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, and all other documents, filed by the Trust with the Securities and Exchange Commission (the "SEC"') under the Investment Company Act of 1940, as amended, and (as applicable) the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the SEC, the securities, corporate/trust or Blue Sky laws of any state or other jurisdiction, any securities exchange, the CFTC, and the regulatory authorities of any foreign jurisdiction, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred. The undersigned hereby revokes any Powers of Attorney previously granted with respect to the Trust concerning the filings and actions described herein.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 19th day of May, 2008.

                                             /s/James E. Ross
                                             -------------------------------
                                             James E. Ross

                                POWER OF ATTORNEY

The undersigned Trustee of The Select Sector SPDR(R) Trust (the "Trust") hereby constitutes and appoints Scott M. Zoltowski, Ryan M. Louvar, Mark E. Tuttle and Scott E. Habeeb, each of them with full powers of substitution, as his true and lawful attorney-in-fact and agent to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, and all other documents, filed by the Trust with the Securities and Exchange Commission (the "SEC"') under the Investment Company Act of 1940, as amended, and (as applicable) the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the SEC, the securities, corporate/trust or Blue Sky laws of any state or other jurisdiction, any securities exchange, the CFTC, and the regulatory authorities of any foreign jurisdiction, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred. The undersigned hereby revokes any Powers of Attorney previously granted with respect to the Trust concerning the filings and actions described herein.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 19th day of May, 2008.

                                             /s/ Ernest J. Scalberg
                                             -------------------------------
                                             Ernest J. Scalberg

                               POWER OF ATTORNEY

The undersigned Trustee of The Select Sector SPDR(R) Trust (the "Trust") hereby constitutes and appoints Scott M. Zoltowski, Ryan M. Louvar, Mark E. Tuttle and Scott E. Habeeb, each of them with full powers of substitution, as his true and lawful attorney-in-fact and agent to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, and all other documents, filed by the Trust with the Securities and Exchange Commission (the "SEC"') under the Investment Company Act of 1940, as amended, and (as applicable) the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the SEC, the securities, corporate/trust or Blue Sky laws of any state or other jurisdiction, any securities exchange, the CFTC, and the regulatory authorities of any foreign jurisdiction, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred. The undersigned hereby revokes any Powers of Attorney previously granted with respect to the Trust concerning the filings and actions described herein.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 19th day of May, 2008.

                                             /s/ R. Charles Tschampion
                                             -------------------------------
                                             R. Charles Tschampion